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                                 Table of Contents

I.    GLOSSARY OF SPECIAL TERMS ......................................    1
II.   OVERVIEW .......................................................    3
III.  FEE TABLES .....................................................    8
      Examples........................................................    9
IV.   GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND
         THE PORTFOLIO ...............................................   11
      The Companies...................................................   11
      The Separate Accounts...........................................   12
      The Portfolio...................................................   13
      Voting Interest.................................................   16
V.    DESCRIPTION OF THE CONTRACT ....................................   17
      Eligible Plans..................................................   17
      Availability....................................................   17
      Contract Provisions Applicable Prior To the Maturity Date.......   17
      Contract Provisions Applicable After the Maturity Date..........   23
      Other Contract Provisions.......................................   25
VI.   CHARGES AND DEDUCTIONS .........................................   27
      Front-End Sales Charges.........................................   27
      Asset-Based Charges.............................................   27
      Reduction or Elimination of Charges and Deductions..............   28
      Premium Taxes...................................................   28
VII.  FEDERAL TAX MATTERS ............................................   30
VIII. GENERAL MATTERS ................................................   39
      Distribution of Contracts.......................................   39
      Confirmation Statements.........................................   41
      Reinsurance Arrangements........................................   41
      Statements of Additional Information............................   41

               John Hancock AnnuityNote SERIES 1 Variable Annuity

                        PROSPECTUS DATED AUGUST 17, 2009

This Prospectus describes interests in AnnuityNote Series 1 modified single Purchase Payment individual deferred Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. The Contract is available with a front-end sales charge (the "A Share Contract") or, for eligible purchasers, with no front-end sales charge (the "NAV Contract"). Unless otherwise specified, "we," "us," "our," or "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your AnnuityNote Series 1 Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTION. Your Purchase Payment is allocated to the Contract's Variable Investment Option. We will measure your Contract Value and Annuity payments according to the investment performance of the applicable Subaccount of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, the applicable Subaccount of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). The Subaccount invests in the following Portfolio of John Hancock Trust that corresponds to the Variable Investment Option that we make available on the date of this Prospectus. Currently, we offer the following Variable Investment Option; we show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                               Core Strategy Trust

     CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTION THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive                      Post Office Box 9505
Portsmouth, NH 03801-6815                Portsmouth, NH 03802-9505
(800) 344-1029                           www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

JOHN HANCOCK ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive                      Post Office Box 9506
Portsmouth, NH 03801-6815                Portsmouth, NH 03802-9506
(800) 551-2078                           www.jhannuitiesnewyork.com

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings.

ANNUITANT: Any natural person to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant must be the Contract Owner unless the Owner is not a natural person. The Annuitant is as designated on the Contract specification page and in the application. The Annuitant becomes the Owner of the Contract if the Contract is annuitized after the Maturity Date.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the date we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the latest permitted Maturity Date.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACTS: The Variable Annuity contracts offered by this Prospectus. The Contracts are available with a front-end sales charge ("A Share Contracts") or, for eligible purchasers, with no front-end sales charge ("NAV Contracts"). The term "Contract" or "Contracts" refers to both types of Contract unless we refer specifically to the A Share or NAV Contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or on any anniversary of that date.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in the Contract's Investment Option.

INVESTMENT OPTION: The investment Portfolio available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: The guaranteed withdrawal amount we pay to you under the Contract, calculated annually and paid monthly, beginning on your 5th Contract Anniversary.

MATURITY DATE: The latest date on which we may begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NET PURCHASE PAYMENT: A Purchase Payment less any applicable front-end sales charge or premium tax.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. If the Owner is a natural person, he or she is also the Annuitant. In the case of a non-natural Owner, the Annuitant becomes the Owner of the Contract after the Maturity Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to your Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contracts. Purchase Payment (as opposed to "Net Purchase Payment") is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

VARIABLE ANNUITY: A Contract that provides future payments to an Annuitant, the size of which depends on the performance of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

                                  II. Overview

This overview tells you some key points you should know about the Contracts. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in the Prospectus, but you should be sure to read your Contract carefully as well.

In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT KIND OF CONTRACTS ARE DESCRIBED IN THIS PROSPECTUS?

Your Contract is a modified single Purchase Payment individual deferred Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon the value of your underlying investment Portfolio. The Contract provides for the accumulation of your investment amounts, and the election of a guaranteed lifetime withdrawal benefit or the payment of fixed annuity benefits. You (or the Annuitant in the case of a non-natural Owner) must be between the ages of 55 and 75 to purchase a Contract.

An AnnuityNote Series 1 Contract is not a promissory note, bond, debenture, evidence of indebtedness or, in general, any interest or instrument commonly known as a "bond." The Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Further, the Contracts are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

HOW CAN I INVEST MONEY IN THE CONTRACTS?

We use the term Purchase Payment to refer to the investments you make in the Contract. Under each of the Contracts, you may make Purchase Payments to a Company, generally for up to nine months after the Contract Date. We will not accept subsequent Purchase Payments after that date. The required minimum amount to purchase a Contract is $25,000. Your Net Purchase Payments are allocated to the Core Strategy Investment Option. We may offer additional Investment Options in the future, and in that case you may transfer among the Investment Options subject to our rules restricting transfers (see "IV. General Information About Us, the Separate Accounts and the Portfolio - Transfers Among Investment Options").

WHAT ARE SOME BENEFITS OF THE CONTRACTS?

The Contracts offer access to a diversified Portfolio advised by an expert money manager, a guaranteed income option, guaranteed annuity payments, a death benefit, and tax-deferred treatment of earnings.

LIFETIME INCOME AMOUNT. We designed the Contract to make an annual Lifetime Income Amount available, in automatic monthly installments, starting on the 5th Contract Anniversary and continuing for the life of the Annuitant. Generally, the Lifetime Income Amount equals 5% of the greater of your total Purchase Payment or the Contract Value on the 5th Anniversary. We provide the Lifetime Income Amount to you as automatic withdrawals, unless you request otherwise (see "Unscheduled Withdrawals" below, as well as "V. Description of the Contract").

The Contract is designed primarily to offer guaranteed income through automated Lifetime Income Amount withdrawals. If you do not plan to take Lifetime Income Amount withdrawals, you and your registered representative should carefully consider whether another annuity contract or type of investment might be preferable, and whether the features and benefits provided under the Contract, including its favorable tax-deferral benefits, Investment Option, death benefit and other benefits are suitable for your needs and objectives and are appropriate in light of the expense.

UNSCHEDULED WITHDRAWALS. You may withdraw all or a portion of your Contract Value at any time prior to the Maturity Date. If you elect to take any withdrawals prior to your 5th Anniversary, the Lifetime Income Amount as described above will no longer be available, and your Lifetime Income Amount will be equal to 5% of your Contract Value on your 5th Contract Anniversary. If you elect to take any unscheduled withdrawals after your 5th Anniversary, we will suspend the automatic withdrawal of your Lifetime Income Amount. We will reestablish the Lifetime Income Amount as the lesser of the previous Lifetime Income Amount and 5% of the Contract Value after the unscheduled withdrawal. We will resume automatic withdrawals upon your request in a form acceptable to us.

ANNUITIZATION. If you choose to annuitize your Contract instead of taking the Lifetime Income Amount, we also offer an annuity payment option. The monthly annuity payments available under the Contract will be fixed in amount, and calculated as of the date you elect but no later than the Maturity Date (see "V. Description of the Contract - Contract Provisions Applicable After the Maturity Date"). You select the Maturity Date. Annuity payments are made to the Annuitant.

DEATH BENEFIT. We will pay a death benefit to your Beneficiary if you die before the Contract's Maturity Date, which is described in "Death Benefit Prior to Maturity Date" in "V. Description of the Contract." The annuity payment option also includes a lump-sum payment of any remaining Contract Value upon the death of the Annuitant.

TAX-DEFERRED EARNINGS. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out.

When you purchase a Contract for any tax-qualified retirement plan, including an IRA, the Contract does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, you should purchase a Contract for an IRA only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments, protection through living and death benefits, and guaranteed fees.

VARIABLE INVESTMENT OPTION. Currently, your Contract offers one Variable Investment Option, and does not offer a Fixed Investment Option. The Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of the Portfolio. The amount you invest in the Variable Investment Option will increase or decrease prior to the Maturity Date based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables").

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's single investment Portfolio. Although the Portfolio invests in other underlying funds, you will not have the ability to make the investment decisions. If you would prefer to actively manage the selection of underlying funds, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.

TRANSFERS AMONG INVESTMENT OPTIONS. Although we currently offer only a single Variable Investment Option, we may offer additional Investment Options in the future, and we reserve the right, subject to compliance with applicable law, to add, eliminate, combine, or transfer the assets of, additional Variable Investment Options that we or an affiliated company may establish. If so, we will permit you to transfer your investment amounts among Investment Options, both before and after the Maturity Date, subject to certain restrictions we will describe in the Prospectus at that time (see "IV. General Information about Us, the Separate Accounts and the Portfolio - Transfers Among Investment Options").

WHAT CHARGES DO I PAY UNDER MY CONTRACT?

The A Share Contract has a front-end sales charge, which we deduct from each Purchase Payment before it is invested in the Investment Option. Your broker-dealer (and/or an investment adviser retained by you or related to the broker-dealer) may impose additional fees on your account. We recommend that you contact your broker-dealer or investment adviser to see if any such additional fees apply to you. In that case, the NAV Contract, which has no front-end sales charge, may be available to you (see "V. Description of the Contracts - Availability").

We also make deductions for any applicable taxes based on the amount of a Purchase Payment. The amount of the A Share Contract sales charge is listed in "III. Fee Tables," and applicable taxes on Purchase Payments are set forth in "VI. Charges & Deductions - Premium Taxes."

Your Contract has asset-based charges to compensate us primarily for our administrative expenses and the mortality and expense risks that we assume under the Contract. We take the deduction from your Variable Investment Option. See "III. Fee Tables."

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

- full or partial withdrawals (including surrenders and systematic withdrawals);

-    payment of any death benefit proceeds; and

-    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

-    the type of the distribution;

-    when the distribution is made;

-    the nature of any Qualified Plan for which the Contract is being used; and

-    the circumstances under which the payments are made.

If your Contract is issued in connection with an IRA, all or part of your Purchase Payments may be tax deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most IRAs require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

If you are purchasing the Contract as an IRA or as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax-deferral benefits beyond the treatment provided by the IRA itself. The favorable tax-deferral benefits available for IRA owners that invest in annuity contracts are also generally available if the IRA owners purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer. You and your registered representative should carefully consider whether the features and benefits, including the Investment Option and protection through living guarantees, a death benefit and other benefits provided under an annuity contract issued as an IRA or in connection with an IRA are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult with their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any sales charges and charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase

Payments (including sales charges and any charges for premium taxes) you made if that amount is higher than the Contract Value (again, increased by any charges for premium taxes). The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Contract. These fees are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                                            JOHN HANCOCK USA
CONTRACT OWNER TRANSACTION EXPENSES(1)   JOHN HANCOCK NEW YORK
--------------------------------------   ---------------------
A Share Contract Sales Charge                     3.00%
(as a percentage of Purchase Payments)

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO
EXPENSES                                          ANNUITYNOTE SERIES 1 CONTRACTS
-----------------------------------------------   ------------------------------
Annual Separate Account Asset-Based Charge(1)                1.20%

(1) The Annual Separate Account Asset Based Charge is deducted on a daily basis to compensate us for administration, distribution, and mortality and expense risks (see "VI. Charges and Deductions - Asset-Based Charges").

THE NEXT TABLES DESCRIBE THE TOTAL OPERATING EXPENSES CHARGED BY THE CORE STRATEGY PORTFOLIO THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES - CORE STRATEGY TRUST SERIES II (A SHARE CONTRACTS ISSUED ON OR AFTER AUGUST 17, 2009)

Expenses that are deducted from Portfolio assets, including
   management fees, Rule 12b-1 fees, and other expenses       0.79%

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES - CORE STRATEGY TRUST NAV
(A SHARE CONTRACTS ISSUED PRIOR TO AUGUST 17, 2009 AND ALL NAV CONTRACTS)

Expenses that are deducted from Portfolio assets, including
   management fees, Rule 12b-1 fees, and other expenses       0.54%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Separate Account annual expenses and Portfolio fees and expenses.

The following example assumes that you invest $10,000 in an A Share Contract. This example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUITYNOTE SERIES 1 A SHARE CONTRACT

                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                            ------   -------   -------   --------
If you surrender the
   Contract at the end of
   the applicable time
   period:                   $496      $893     $1,313    $2,477
If you annuitize, or do
   not surrender the
   Contract at the end of
   the applicable time
   period:                   $496      $893     $1,313    $2,477

The following example assumes that you invest $10,000 in a NAV Contract. This example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUITYNOTE SERIES 1 NAV CONTRACT

                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                            ------   -------   -------   --------
If you surrender the
   Contract at the end of
   the applicable time
   period:                   $177      $547      $942     $2,044
If you annuitize, or do
   not surrender the
   Contract at the end of
   the applicable time
   period:                   $177      $547      $942     $2,044

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR THE TWO SERIES OF THE CORE STRATEGY PORTFOLIO AVAILABLE WITH THE CONTRACT, SHOWN AS A PERCENTAGE OF THE SERIES' AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLE. MORE DETAIL CONCERNING THE SERIES' FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                      ACQUIRED
                                     PORTFOLIO      TOTAL        CONTRACTUAL         NET
                  12B-1    OTHER      FEES AND    OPERATING        EXPENSE        OPERATING
MANAGEMENT FEES   FEES    EXPENSES    EXPENSES   EXPENSES(1)   REIMBURSEMENT(2)   EXPENSES
---------------   -----   --------   ---------   -----------   ----------------   ---------
JOHN HANCOCK TRUST CORE STRATEGY (SERIES II) (3)
     0.05%        0.25%     0.05%      0.52%        0.87%            -0.08%         0.79%
JOHN HANCOCK TRUST CORE STRATEGY (SERIES NAV) (3)
     0.05%        0.00%     0.05%      0.52%        0.62%            -0.08%         0.54%

NOTES TO PORTFOLIO EXPENSE TABLE

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by the Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the underlying Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.

(2) Effective January 1, 2009, John Hancock Trust (the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying portfolio expenses, class-specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2011.

             IV. General Information about Us, the Separate Accounts
                                and the Portfolio

We are subsidiaries of Manulife Financial Corporation.

THE COMPANIES

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA is a stock life insurance company originally organized under the laws of Maine on August 20,1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico, and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock New York is a wholly owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005, following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd, and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY for the obligations the respective Company incurs. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.

We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

- other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

- the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

-    various indices that are unmanaged; or

- currently taxable and tax-deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.

The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as the Lifetime Income Amount or the Annuity Option, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that the general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.

We use our Separate Accounts to support the Variable Investment Option.

THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolio(s) made available under the Contracts. When your Contract Value is allocated to the Variable Investment Option, we will purchase shares of the corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984, as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992, as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIO

We invest your money in the Core Strategy Subaccount of our Separate Account and it invests in shares of a corresponding share class ("Series") of a Portfolio of John Hancock Trust.

THE PORTFOLIO IN THE SEPARATE ACCOUNT IS NOT A PUBLICLY TRADED MUTUAL FUND. The Core Strategy Portfolio is only available to you as an Investment Option in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolio also may be available through participation in certain qualified pension or retirement plans.

Investment Management

The Portfolio's investment adviser and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolio is NOT directly related to any publicly traded mutual fund. You should not compare the performance of the Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF THE PORTFOLIO HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

Subject to any legal regulations, we will always offer at least one variable Investment Option under the Contract. If shares of the Portfolio are no longer available for investment or in our judgment investment in the Portfolio becomes inappropriate, we may eliminate the shares of the Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in "III. Fee Tables" shows the investment management fees, Rule 12b-1 fees and other operating expenses for Portfolio shares of each Series offered through the Contract, shown as a percentage (rounded to two decimal places) of the Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolio and the Series are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each John Hancock Trust Portfolio and Series, and they reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on your Separate Account Investment Option.

The John Hancock Trust Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among Series within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of-Funds

The Core Strategy Portfolio is a "fund-of-funds" that invests in other underlying funds. Expenses for a fund-of-funds may be higher than that for other funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. The prospectus for the Core Strategy Portfolio contains a description of the underlying funds for that Portfolio, including expenses of the funds, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio used as a Variable Investment Option for your Contract. A general description of the John Hancock Trust Core Strategy Portfolio currently available under the Contracts is summarized below. You can find a full description of the Portfolio, including its investment objectives, policies and restrictions on, and the risks relating to, investment in the Portfolio in its prospectus. YOU CAN OBTAIN A COPY OF THE CORE STRATEGY PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

           We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio.

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

                               CORE STRATEGY TRUST

Seeks long term growth of capital. Current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in underlying Portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying Portfolios which invest primarily in fixed income securities.

Transfers among Investment Options

Although we currently offer only a single Variable Investment Option, we may offer additional Investment Options in the future. We reserve the right, subject to compliance with applicable law, to add, eliminate, combine, or transfer the assets of additional Variable Investment Options that we, or an affiliated company, may establish. If we do so, we will permit you to transfer your investment amounts among Investment Options, both before and after the Maturity Date, subject to certain restrictions we will describe in the Prospectus at that time, and subject to the restrictions set forth below.

To discourage disruptive frequent trading activity, we reserve the right to take actions to restrict trading, including but not limited to:

-    restricting the number of transfers made during a defined period;

-    restricting the dollar amount of transfers;

- restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

-    restricting transfers into and out of certain Subaccount(s).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

You instruct us how to vote Portfolio shares.

VOTING INTEREST

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

Prior to the Maturity Date, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contracts may be used to fund individual retirement accounts and annuities qualifying for special income tax treatment under the Code (see "VII. Federal Tax Matters - Qualified Contracts"). We also designed the Contracts so that they may be used generally as individually owned nonqualified contracts and with certain nonqualified retirement plans.

AVAILABILITY

We offer two types of Contracts, the A Share Contract and the NAV Contract. The A Share Contract currently available includes a front-end sales charge (i.e., we deduct the charge from each Purchase Payment) and invests in Series II shares of the Portfolio (see "VI. Charges and Deductions"). The NAV Contract is similar in every respect to the A Share Contract, except that it deducts no sales charges and invests in Series NAV shares of the Portfolio.

The NAV Contract is offered exclusively through broker-dealers in connection with fee-based or wrap-fee advisory accounts or programs offered by such broker-dealers. We do not offer any advisory or other services in connection with these accounts or programs. Such services are provided exclusively through your broker-dealer. WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT OR INVESTMENT STRATEGY IN CONNECTION WITH SUCH ACCOUNTS OR PROGRAMS.

CONTRACT PROVISIONS APPLICABLE PRIOR TO THE MATURITY DATE

Purchase Payment

You may make your Purchase Payment to us at our Annuities Service Center in a single payment or, if necessary to accumulate the Purchase Payment amount from several sources, in installments generally payable within 9 months after the Contract Date. The minimum Purchase Payment for the Contracts is $25,000. All Purchase Payments must be in U.S. dollars. For a Purchase Payment greater than $1 million, you must obtain our approval in order to make the payment.

For A Share Contracts, we make a sales charge against your Purchase Payment (see "VI. Charges and Deductions - Front-End Sales Charges). We may reduce or eliminate the minimum Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

- You purchase your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum Purchase Payment requirement due to market conditions.

- You purchase more than one new Contract and such Contracts cannot be combined AND the average Purchase Payment for these new Contracts is equal to or greater than $50,000.

- You and your spouse each purchase at least one new Contract AND the average Purchase Payment for the new Contract(s) is equal to or greater than $50,000.

Accumulation Units

When you purchase a Contract, we establish an Investment Account for you for the Variable Investment Option to which your Contract Value is allocated. We credit amounts to the Investment Account in the form of "accumulation units" to measure the value of your Contract prior to the Maturity Date. We calculate and credit the number of accumulation units in your Investment Account by dividing (i) the amount allocated to the Investment Account by (ii) the value of an accumulation unit for the Investment Account that we next compute.

We will usually credit Net Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit Net Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal, and when we deduct certain Contract charges, pay proceeds, or apply amounts to the Annuity Option.

We measure the value of the Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Option for your Contract. We arbitrarily set the value of an accumulation unit for the Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for the Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time the Portfolio determines the net asset value of its shares.

We will use the Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment or withdrawal only if:

- your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

- we receive your request for a withdrawal of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "valuation period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Telephone and Electronic Services

When you purchase a Contract, we will permit you to authorize requests for withdrawals by telephone. We will also permit you to access information about your Contract and update certain personal information electronically through the Internet. You can contact us at the applicable telephone number or Internet address shown on page ii of this Prospectus.

To access and update your personal information through our website, we require you to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

-    any loss or theft of your password; or

-    any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly. All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time on any Business Day, will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction.

You may withdraw all or a portion of your Contract Value, but this may reduce your Lifetime Income Amount and incur possible tax liability as a result.

Withdrawals

LIFETIME INCOME AMOUNT. The Contract provides an income guarantee, through which an annual Lifetime Income Amount is withdrawn from your Contract and paid to you in monthly installments for life, beginning on the 5th Contract Anniversary. The Lifetime Income Amount is 5% of the greater of your Contract Purchase Payments or the Contract Value as of the 5th Contract Anniversary.

EXAMPLE: Assume that the total of the Contract Purchase Payments is $100,000 and the Contract Value on the 5th Contract Anniversary is $80,000. The Lifetime Income Amount will equal $5,000 (5% x $100,000). If the Contract Value is $120,000 on the 5th Contract Anniversary, the Lifetime Income Amount will equal $6,000 (5% x $120,000).

Any withdrawals, including Required Minimum Distributions (see "VII. Federal Tax Matters - Required Minimum Distributions"), prior to the 5th Contract Anniversary will limit the annual Lifetime Income Amount to 5% of your Contract Value on the 5th Anniversary.

EXAMPLE: Assume that the total of the Contract Purchase Payments is $100,000 and the Contract Value on the 5th Contract Anniversary is $80,000. Since there was a withdrawal, the Lifetime Income Amount will equal $4,000 (5% x $80,000). If the Contract Value is $120,000 on the 5th Contract Anniversary, the Lifetime Income Amount will equal $6,000 (5% x $120,000).

After the 5th Contract Anniversary, any unscheduled withdrawal (i.e., a withdrawal other than or in addition to the scheduled monthly Lifetime Income Amount automated payment) will suspend automatic payments and will reset the Lifetime Income Amount to the lesser of the Lifetime Income Amount prior to the unscheduled withdrawal or 5% of the Contract Value after the unscheduled withdrawal.

EXAMPLE: Assume that the Lifetime Income Amount is $5,000 and you take an unscheduled withdrawal after the 5th Contract Anniversary that reduces your Contract Value to $80,000. The Lifetime Income Amount when you resume automatic payments will equal $4,000 (the lesser of $5,000 or 5% x $80,000). If the Contract Value is $120,000 after the withdrawal, the Lifetime Income Amount will equal $5,000 (the lesser of $5,000 or 5% x $120,000).

Upon your request, in a form acceptable to us, automatic withdrawals will resume based on the new adjusted Lifetime Income Amount.

If you are receiving automated Lifetime Income Amount withdrawals after your 5th Contract Anniversary, and your Contract becomes subject to Required Minimum Distribution ("RMD") rules (see "VII. Federal Tax Matters - Required Minimum

Distributions") that set an RMD amount greater than the Lifetime Income Amount, then unless you direct us otherwise, your automated withdrawals will equal the greater of the Lifetime Income Amount or the monthly RMD amount. If you do not take your RMD as part of the automated withdrawal, any request for your RMD amount will be an unscheduled withdrawal and may reduce the Lifetime Income Amount.

GENERAL. To make withdrawals of all or a portion of your Contract Value, you need to submit a written request (complete with all necessary information) to our Annuities Service Center. UNLESS YOU INSTRUCT US OTHERWISE, YOUR APPLICATION FOR THE CONTRACT WILL BE TREATED AS YOUR WRITTEN REQUEST TO BEGIN AUTOMATIC PAYMENT OF THE LIFETIME INCOME AMOUNT ON YOUR 5TH CONTRACT ANNIVERSARY. You may also make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For IRAs, exercise of the withdrawal right may require the consent of the IRA owner's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to the Investment Account equal in value to the amount withdrawn from that Investment Account.

Except as stated above regarding the Lifetime Income Amount, there is no limit on the frequency of partial withdrawals; however, the amount of an unscheduled withdrawal must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the Contract Value would be reduced to less than $300, we will generally treat the unscheduled withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Option promptly, and in any event within seven days of receipt of the request (complete with all necessary information) at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

- the New York Stock Exchange is closed (other than customary weekend and holiday closings);

-    trading on the New York Stock Exchange is restricted;

- an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

- the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

AUTOMATIC WITHDRAWALS. Unless you instruct us otherwise, we will send you the monthly automatic withdrawal amounts currently guaranteed under your Contract. That is, we will send you automated annual payments, in monthly installments, of either:

     (A) the Lifetime Income Amount under your Contract; or

     (B) the RMD amount, if greater than (A).

We may make additional options available in the future or upon request.

Your automatic withdrawals will be suspended (i.e., we will not process any further automated payments until you authorize us to do so) if, on or after the 5th Contract Anniversary, you take an unscheduled withdrawal.

Automatic withdrawals, like other withdrawals:

- may be subject to income tax (including withholding for taxes) and, if you receive an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

-    reduce the death benefit and other optional benefits.

If you do not want automatic withdrawals, you may notify us at any time by contacting your registered representative or our Annuities Service Center. There is no charge for receiving or canceling automatic withdrawals.

SIGNATURE GUARANTEE REQUIREMENTS FOR SURRENDERS AND PARTIAL WITHDRAWALS.

(Not applicable to Contracts issued in New Jersey)

For your protection, we may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

- you are requesting that we mail the amount withdrawn to an alternate address; or

-    you have changed your address within 30 days of the withdrawal request; or

-    you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for an unscheduled withdrawal of Contract Value. The transaction may be subject to any applicable tax charges, and your income guarantee may be reduced.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters").

Death Benefit Prior To the Maturity Date

The Contracts described in this Prospectus provide for the distribution of the Contract Value to the Beneficiary upon the death of the Owner.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following and all required claim forms at our Annuities Service Center:

-    a certified copy of a death certificate; or

- a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

-    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. We will pay a death benefit equal to the Contract Value to the Beneficiary if any Contract Owner dies before the Maturity Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary.

EXAMPLE: If the Contract Value is $80,000 when we receive written notice, proof of death and all required claim forms, the Death Benefit payable will equal $80,000.

Upon the death of the Annuitant, the death benefit must be taken in the form of a lump sum. Upon the death of an Owner who is not the Annuitant, the Beneficiary may take the death benefit as a lump sum or, if permitted by federal tax regulations, may continue the Contract as the Owner.

If the death benefit proceeds are taken in the form of a lump sum, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

CONTRACT PROVISIONS APPLICABLE AFTER THE MATURITY DATE

You may receive annuity payments from us or take a lump sum payment.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant on the Contract's Maturity Date. The current Maturity Date is the date you specify, as shown on your Contract's specifications page, or, if you do not specify a date, the Maturity Date is the first day of the month following the 95th birthday of the Annuitant. You may request a different Maturity Date (including a date later than the first day of the month following the 95th birthday of the Annuitant) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Maturity Date may not be later than the first day of the month following the 95th birthday of the Annuitant unless we consent otherwise. We will deny our consent to a later Maturity Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For IRAs, distributions may be required before the Maturity Date (see "VII. Federal Tax Matters - Individual Retirement Account/Annuity (IRA) Contracts - Required Minimum Distributions").

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify the information we currently have on file. We may delay the start of the annuity payments if you fail to verify this information.

Annuity payments will be made monthly. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Maturity Date.

Annuity payments are available under the Contract on a fixed basis only. Upon purchase of the Contract, and at any time prior to the Maturity Date, you may select the Annuity Option described below or choose an alternate single lump-sum payment. If no election is made at Maturity, we will provide the Annuity Option as a default. We will provide annuity payments based on the Investment Account value of the Investment Option at the date the Annuity Option commences. Once annuity payments commence:

-    you will no longer be permitted to make any withdrawals under the Contract;

-    we may not change the Annuity Option or the form of settlement; and

-    your death benefit under the Contract will terminate.

ANNUITY OPTION OFFERED IN THE CONTRACT. If you choose to annuitize your Contract instead of taking the Lifetime Income Amount, the Contracts guarantee the availability of the following Annuity Option:

Lifetime Income Amount with Cash Refund - Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of the Lifetime Income Amount at the election of this option or the amount that would be provided by applying the Contract Value at the election of this option to a cash refund annuity. The amount of the cash refund annuity will be determined by multiplying the Contract Value, reduced by any applicable taxes, by the rate for a fixed cash refund annuity. The rate depends on the age of the Annuitant, and is determined on the basis of 1.50% interest and the Annuity 2000 Mortality table with mortality improvements projected using accepted actuarial principals and Projection Scale G.

EXAMPLE: Assume that the Lifetime Income Amount is $5,000 and you elect to annuitize your contract when the Contract Value is $100,000. If the annual income factor per $1,000 for a Life with Cash Refund Annuity is $54.57, the annual amount of annuity payments will be $5,457 (the greater of $5,000 or $54.57 x $100,000/$1,000). If the Contract Value is $80,000, the annual amount of annuity payments will be $5,000 (the greater of $5,000 or $54.57 x $80,000/$1,000).

OTHER CONTRACT PROVISIONS

You have a right to cancel your contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.

The 10-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

You own the contract.

Ownership

The Owner of the Contract is also the Annuitant unless the Contract is owned by a non-natural person. In the case of a non-natural owner, the Contract Owner must be a custodian or a trust established for the sole benefit of the Annuitant or his or her beneficiaries.

In the case of Nonqualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment is treated as a distribution from the Contract and will be tax reported as such.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. Except to the extent prohibited by state law, or by a state insurance or bank commissioner or any agency or officer performing like functions of any state, we must approve any change, and we reserve the right to refuse assignments or other transfers at any time on a non-discriminatory basis. A change of ownership, or an assignment, to a person or entity that does not have an insurable interest in the life of the Annuitant will cancel the Lifetime Income Amount. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

In the case of IRAs, ownership of the Contract generally may not be transferred except as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, an IRA to any person other than us.

Annuitant

If the Contract Owner is a natural person, the Annuitant is the Owner. If the Contract is owned by a non-natural person, the Annuitant is the natural person whose life is used to determine the duration of annuity payments involving life contingencies and the Lifetime Income Amount. The Annuitant is entitled to receive all annuity payments under the Contract. The Annuitant is as designated on the Contract specifications page and in the application. On the death of the Annuitant prior to the Maturity Date, the death benefit will be paid to the Beneficiary.

The Annuitant becomes the Owner of the Contract at the Maturity Date. An individual IRA Owner must also be the Annuitant.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of IRAs, U.S. Treasury regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age or Survival

We may require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

                           VI. Charges and Deductions

FRONT-END SALES CHARGES

To compensate us for assuming certain distribution expenses, we deduct a front-end sales charge when you make a Purchase Payment for the A Share Contract. The front-end sales charge is a percentage (the "sales charge percentage") of the corresponding Purchase Payment. The sales charge percentage applicable to each Purchase Payment is 3.00%. We also offer the NAV Contract, which deducts no sales charges. The NAV Contract is offered exclusively through broker-dealers in connection with such broker-dealers' fee-based or wrap-fee/separately managed account advisory programs ("Programs"). No sales charges are assessed in connection with sales of the Contract through a Program. We do not offer any advisory or other services in connection with these Programs. Such services are provided exclusively through your broker-dealer, or by an investment adviser retained by you or related to your broker-dealer, and they may assess you additional fees for such services. We recommend that you contact your broker-dealer or investment adviser to see if any such additional fees apply to you.

Fees for such Programs are imposed in addition to the sales charges described in this Prospectus. The combination of the A Share Contract's sales charges and separately charged Program fees would result in two levels of fees, or greater expense than would be associated with an investment in the Contract other than through such Programs.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT OR INVESTMENT STRATEGY IN CONNECTION WITH SUCH PROGRAMS.

ASSET-BASED CHARGES

We deduct from the Subaccount a daily asset-based charge in an amount equal to 1.20% on an annual basis of the values of the Variable Investment Option to compensate us for administration and distribution expenses and mortality and expense risks.

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of the Lifetime Income Amount and annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration and distribution components of our asset-based charge may be insufficient to cover actual expenses.

The rate of the asset-based charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

In addition to the reductions available on front-end sales charges (see "Front-End Sales Charges" above), we may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

- We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

- We will consider the total amount of the Purchase Payment to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

- We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

- We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

- We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

- There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions that we assess. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                              PREMIUM TAX RATE (1)

STATE OR TERRITORY   IRA CONTRACTS   NONQUALIFIED CONTRACTS
------------------   -------------   ----------------------
CA                       0.50%               2.35%
GUAM                     4.00%               4.00%
ME(2)                    0.00%               2.00%
NV                       0.00%               3.50%
PR                       1.00%               1.00%
SD(2)                    0.00%               1.25%(3)
TX(4)                    0.04%               0.04%
WV                       1.00%               1.00%
WY                       0.00%               1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance" tax.

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contracts is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Internal Revenue Service ("IRS") regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals, and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. Prior to the Maturity Date, death benefit proceeds are includible in income as follows:

- if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

- if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above.

After a Contract matures and annuity payments begin, if the annuity elected guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

- if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

- if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

-    received on or after the date on which the Contract Owner reaches age
     59 1/2;

- attributable to the Contract Owner becoming disabled (as defined in the tax law);

- made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

- made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

-    made under a single-premium immediate annuity contract; or

- made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax advisor before purchasing an annuity contract.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

INDIVIDUAL RETIREMENT ACCOUNT/ANNUITY (IRA) CONTRACTS

The Contracts are also available for use as or in connection with IRAs, which qualify to receive favorable treatment under the Code. Numerous special tax rules apply to Contracts that are themselves IRAs or are used as IRA assets. We provide a brief description of types of IRAs and other retirement plans that receive favorable tax treatment ("Qualified Plans") in the Statement of Additional Information ("SAI"), but we make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus and in the SAI. We may limit or discontinue the availability of the Contracts for use as IRAs or as IRA assets in the future. If you intend to use a Contract in connection with an IRA you should consult a tax advisor.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used as or in connection with an IRA. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. Distributions made under traditional IRAs and Roth IRAs after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse.

Temporary Waiver of RMDs for 2009

On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five-year rule applies to the payment of death benefit amounts, the Act provides that the five-year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

- the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs (if not made during 2008) by April 1, 2009; and

-    any RMD for calendar years after 2009.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.

You may not be required to take an RMD from a Contract in 2009. If you take a preauthorized systematic withdrawal for an RMD amount in 2009, the withdrawal:
(i) may be subject to income tax and (ii) may reduce the death benefit and other optional benefits.

Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options. Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from IRAs. (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

-    received on or after the date on which the Contract Owner reaches age
     59 1/2;

- received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

- made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first-time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

Rollovers and Transfers

Generally, you may take a distribution:

- from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

- from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code; or

- from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000 and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you wish to purchase an IRA you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE AS AN IRA OR IRA ASSET.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

-    you have adjusted gross income over $100,000; or

-    you are a married taxpayer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA to a Roth IRA or instruct us to transfer a rollover amount from a traditional IRA to a Roth IRA you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding even if the distribution is includible in gross income.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax-free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.

You should consult with your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                                VIII. General Matters

We pay compensation for sales of Contracts.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc. or "NASD").

We offer the Contracts for sale through certain broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that are registered under the 1934 Act and members of FINRA, may also offer the Contracts directly to potential purchasers.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the A Share Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to AnnuityNote Series 1 A Share Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers at the time of the sale is not expected to exceed 3.00% of the Purchase Payment. For NAV Contracts, no compensation is paid at the time of sale. For both Contracts, however, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms authorized to distribute the Contracts and to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request (see "Statements of Additional Information," below). Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealers may pay their registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Account. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims-paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History ...........................................     1
Accumulation Unit Value Tables ............................................     1
Services ..................................................................     1
   Independent Registered Public Accounting Firm ..........................     1
   Servicing Agent ........................................................     1
   Principal Underwriter...................................................     1
   Special Compensation and Reimbursement Arrangements ....................     2
State Variations Regarding Recognition of Same-Sex Couples ................     5
Qualified Plan Types ......................................................     6
Legal and Regulatory Matters ..............................................    10
Appendix A: Audited Financial Statements ..................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History ...........................................     1
Accumulation Unit Value Tables ............................................     1
Services ..................................................................     1
   Independent Registered Public Accounting Firm ..........................     1
   Servicing Agent ........................................................     1
   Principal Underwriter ..................................................     1
   Special Compensation and Reimbursement Arrangements ....................     2
State Variations Regarding Recognition of Same-Sex Couples ................     5
Qualified Plan Types ......................................................     6
Legal and Regulatory Matters ..............................................    10
Appendix A: Audited Financial Statements ..................................   A-1

Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.